EXECUTIVE MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of this eighteenth (18th) day of February 2014 (the “Effective Date”), entered into between World Stevia Corporation, a Nevada Corporation, to be renamed Cannabis Capital Corp., a Nevada Corporation, with its principal offices located at 9107 Wilshire Blvd, Suite 450, Beverly Hills, CA 90210 (the “Company” or “WSTV”) and Robert Kane (the "Executive"), 1093 Wernimont Circle, Colorado Springs, CO 80916.

WHEREAS:

A.

The Company is a portfolio cannabis-related operations, enterprise, and holding company;

B.

The Company wishes to engage the services of the Executive as an independent contractor of the Company; and

C.

The Company and the Executive have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.     ENGAGEMENT AS AN EXECUTIVE

1.1   The Company hereby engages the Executive as an independent contractor of the Company, to undertake the duties and title of Member, Board of Directors, and to undertake the duties and title of Chief Financial Officer (CFO), and the Executive agrees to exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Executive accepts such engagement on the terms and conditions set forth in this Agreement.

2.     TERM OF THIS AGREEMENT

2.1   The term of this Agreement shall begin as of the Effective Date and shall continue for five (5) years or until terminated earlier pursuant to Sections 10 and 11 herein (the “Term”).  Any renewal period for this Agreement shall be at the sole discretion of the Company including any compensation or stock/stock option compensation for services paid to the Executive during the renewal term.

3.     EXECUTIVE SERVICES

3.1   The Executive shall undertake and perform the duties and responsibilities commonly associated with acting in the capacities of Director and CFO.  The Executive agrees that the Executive's duties may be reasonably modified by written agreement of both the Company and the Executive from time to time.

3.2   In providing the Services the Executive shall:

  comply with all applicable local statutes, laws and regulations;
  not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;
  not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and
  not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

4.     COMPENSATION

4.1   Management Fees. As compensation for services provided for the executive roles in the Company, the Company shall pay the Executive or the Executive's assigns $5,000 per month. All Management Fee payments shall be paid to the Executive or the Executive's assigns semi-monthly on the 15th and last day of each calendar month, or prior business day if any of those days fall on a week or statutory holiday (or as otherwise decided by the Executive and the Company).

4.2   Bonus Shares.  As a signing bonus for the Executive's appointments as Director and CFO of the Company, the Company shall, within seven (7) days of the Executive's signing of this Agreement, or as soon as possible to this time frame, pay the Executive or the Executive’s assigns five million (5,000,000) Rule 144 restricted common shares of the Company common stock.  All such shares are considered fully earned on signing and issuance but these shares shall only fully vest without restriction in such amounts and at such times as are permissible for sale pursuant to the one (1) percent limitation of stock that can be sold based on average volume rules applicable to public company officers, directors, and affiliates.  Regardless of the foregoing, twenty thousand (20,000) shares shall fully vest without restriction as soon as permissible under Rule 144 and relevant law.  In the event that the Company terminates the Executive for any reason or at the termination of this Agreement, then at the sole discretion of the Executive expressed in writing to the Company, any number of shares not already fully vested of the remaining four million nine hundred eighty thousand (4,980,000) shares shall immediately fully vest without restriction. The Company’s common stock, par value $0.001 per share, currently trades on the OTC under the symbol ‘WSTV’, although a symbol change is being applied for with top choice being CBCA.

4.3   Performance Bonus. As further compensation based on job and Company performance, product development, new patents, branding, product sales, achievement of project or operational milestones, the Company is committed to providing additional cash and stock bonuses to the Executive or the Executive's assigns, typically to be considered at least annually. Such bonuses will be at the sole discretion of the Company based on overall performance and available operating cash flow.  The Company reserves the right to issue equivalent after-tax value in free-trading common stock in lieu of cash bonuses.

4.4   Additional Compensation Provisions.  Hereinafter, Sections 4.1 through 4.4 are collectively referred to as the “Compensation”.  The Compensation shall not be adversely affected by any change of title with or corporate duties within the Company, so long as Services continue to be provided to the Company, as it is expected that positions within the Company may evolve over time.

5.     REIMBURSEMENT OF EXPENSES

5.1   The parties agree that the Compensation hereunder is not inclusive of any and all fees or expenses incurred by the Executive on the Company’s behalf pursuant to this Agreement including the costs of rendering the Services. The Company shall reimburse the Executive for any bona fide expenses including but not limited to travel and telephone incurred by the Executive on behalf of the Company in connection with the provision of the Services upon the Executive submitting to the Company an itemized written account of such expenses and corresponding expense receipts in a form acceptable to the Company within 180 days after the Executive incurs such expenses or within a time period agreed to by the Parties.

6.     CONFIDENTIALITY

6.1   The Executive shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Executive shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Executive is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Executive shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Executive.

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7.     GRANTS OF RIGHTS AND INSURANCE

7.1    The Executive agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under United Kingdom, France, Netherlands, or Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights which the Executive may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Executive hereby waives any moral rights of authors or similar rights the Executive may have in or to the results and proceeds of the Consulting Services hereunder.

7.2   The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Executive, in any amount the Company deems necessary to protect the Company's interest hereunder with prior notice given to the Executive.  The Executive shall not have any right, title, or interest in or to such insurance.

8.     REPRESENTATIONS AND WARRANTIES

8.1   The Executive represents, warrants and covenants to the Company as follows:

(a)

the Executive is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)

the Executive is not under any physical or mental disability that would hinder the performance of The Executive's duties under this Agreement; and

(c)

the Company will provide and disclose all legal and commercial information to the Executive that is necessary to perform the Executive’s duties.

9.     INDEMNIFICATION

9.1   The Executive shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Executive of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Executive.

9.2   The Company shall indemnify and hold harmless the Executive, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.     NO OBLIGATION TO PROCEED.

10.1   Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Executive is not in material default of the terms and conditions hereof, nothing contained in this section 10.1 shall relieve the Company of its obligation to deliver to the Executive the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.     RIGHT OF TERMINATION.

11.1   The Company and the Executive shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 90 days written notice. All Compensation due to the Executive must be paid in full prior to any termination taking effect upon which all monies due to the Executive will be considered paid in full for the term the services were performed. Upon termination of this Agreement the Executive shall continue to work with the Company to fulfill the obligations of this Agreement during the notice period and this period will be paid for per terms of this Agreement.  All stock bonuses and stock and options vested at the time of termination shall remain under the ownership of the Executive and any options shall remain exercisable until expiry, consistent with Section 4.2.

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12.     DEFAULT/DISABILITY.

12.1   No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Executive shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Executive of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Executive for the services of the Executive, the Executive may cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure), or the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Executive for the services of the Executive.

13.     COMPANY'S REMEDIES.

13.1   The services to be rendered by the Executive hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Executive of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Executive expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Executive.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.     RELATIONSHIP.

14.1  Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.

15.   MISCELLANEOUS PROVISIONS

a)   Time.  Time is of the essence of this Agreement.

b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

c)   Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

e)   Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

f)     Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign this Agreement with the prior consent of the Company, such consent which shall not be unreasonably withheld.

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g)     Notices.  All notices required, or permitted to be given, under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

h)    Entire Agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.   Counterparts delivered by electronic means or which contain electronic signatures shall be permitted and form valid counterparts or validly executed counterparts, respectively.

k)     Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

l)      Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

m)     Choice of Law.  The parties agree that this Agreement shall be governed by the laws of the State of Nevada.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

WSTV

Per:

/s/ Chad S. Johnson, Esq

Chad S. Johnson, Esq.,

Director, President & CEO

EXECUTIVE:

Per:

/s/  Robert Kane

Robert Kane

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EXECUTIVE MANAGEMENT AGREEMENT

THIS AGREEMENT (the "Agreement") effective as of this eighteenth (18th) day of February 2014 (the “Effective Date”), entered into between World Stevia Corporation, a Nevada Corporation, to be renamed Cannabis Capital Corp., a Nevada Corporation, with its principal offices located at 9107 Wilshire Blvd, Suite 450, Beverly Hills, CA 90210 (the “Company” or “WSTV”) and CSJ Group LLC, represented by its sole owner and president, Chad S. Johnson (the "Executive"), of 1754 Willard Street NW #3, Washington, DC 20009.

WHEREAS:

A.

The Company is a portfolio cannabis-related operations, enterprise, and holding company;

B.

The Company wishes to engage the services of the Executive as an independent contractor of the Company; and

C.

The Company and the Executive have agreed to enter into a consulting agreement for their mutual benefit.

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.     ENGAGEMENT AS AN EXECUTIVE

1.1   The Company hereby engages the Executive as an independent contractor of the Company, to undertake the duties and title of Member, Board of Directors, and to undertake the duties and title of President and Chief Executive Officer, and the Executive agrees to exercise those powers as requested by the Company or its subsidiaries from time to time, (collectively the “Services”) and the Executive accepts such engagement on the terms and conditions set forth in this Agreement.

2.     TERM OF THIS AGREEMENT

2.1   The term of this Agreement shall begin as of the Effective Date and shall continue for five (5) years or until terminated earlier pursuant to Sections 10 and 11 herein (the “Term”).  Any renewal period for this Agreement shall be at the sole discretion of the Company including any compensation or stock/stock option compensation for services paid to the Executive during the renewal term.

3.     EXECUTIVE SERVICES

3.1   The Executive shall undertake and perform the duties and responsibilities commonly associated with acting in the capacities of Director and President/CEO.  The Executive agrees that the Executive's duties may be reasonably modified by written agreement of both the Company and the Executive from time to time.

3.2   In providing the Services the Executive shall:

  comply with all applicable local statutes, laws and regulations;
  not make any misrepresentation or omit to state any material fact which results in a misrepresentation regarding the business of the Company;
  not disclose, release or publish any information regarding the Company without the prior written consent of the Company; and
  not employ any person in any capacity, or contract for the purchase or rental of any service, article or material, nor make any commitment, agreement or obligation whereby the Company shall be required to pay any monies or other consideration without the Company's prior written consent.

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4.     COMPENSATION

4.1   Management Fees. As compensation for services provided for the executive roles in the Company, the Company shall pay the Executive or the Executive's assigns $5,000 per month. All Management Fee payments shall be paid to the Executive or the Executive's assigns semi-monthly on the 15th and last day of each calendar month, or prior business day if any of those days fall on a week or statutory holiday (or as otherwise decided by the Executive and the Company).

4.2   Bonus Shares.  As a signing bonus for the Executive's appointments as Director, President and CEO of the Company, the Company shall, within seven (7) days of the Executive's signing of this Agreement, or as soon as possible to this time frame, pay the Executive or the Executive’s assigns five million (5,000,000) Rule 144 restricted common shares of the Company common stock.  All such shares are considered fully earned on signing and issuance but these shares shall only fully vest without restriction in such amounts and at such times as are permissible for sale pursuant to the one (1) percent limitation of stock that can be sold based on average volume rules applicable to public company officers, directors, and affiliates.  Regardless of the foregoing, twenty thousand (20,000) shares shall fully vest without restriction as soon as permissible under Rule 144 and relevant law.  In the event that the Company terminates the Executive for any reason or at the termination of this Agreement, then at the sole discretion of the Executive expressed in writing to the Company, any number of shares not already fully vested of the remaining four million nine hundred eighty thousand (4,980,000) shares shall immediately fully vest without restriction. The Company’s common stock, par value $0.001 per share, currently trades on the OTC under the symbol ‘WSTV’, although a symbol change is being applied for with top choice being CBCA.

4.3   Performance Bonus. As further compensation based on job and Company performance, product development, new patents, branding, product sales, achievement of project or operational milestones, the Company is committed to providing additional cash and stock bonuses to the Executive or the Executive's assigns, typically to be considered at least annually. Such bonuses will be at the sole discretion of the Company based on overall performance and available operating cash flow.  The Company reserves the right to issue equivalent after-tax value in free-trading common stock in lieu of cash bonuses.

4.4   Additional Compensation Provisions.  Hereinafter, Sections 4.1 through 4.4 are collectively referred to as the “Compensation”.  The Compensation shall not be adversely affected by any change of title with or corporate duties within the Company, so long as Services continue to be provided to the Company, as it is expected that positions within the Company may evolve over time.

5.     REIMBURSEMENT OF EXPENSES

5.1   The parties agree that the Compensation hereunder is not inclusive of any and all fees or expenses incurred by the Executive on the Company’s behalf pursuant to this Agreement including the costs of rendering the Services. The Company shall reimburse the Executive for any bona fide expenses including but not limited to travel and telephone incurred by the Executive on behalf of the Company in connection with the provision of the Services upon the Executive submitting to the Company an itemized written account of such expenses and corresponding expense receipts in a form acceptable to the Company within 180 days after the Executive incurs such expenses or within a time period agreed to by the Parties.

6.     CONFIDENTIALITY

6.1   The Executive shall not disclose to any third party without the prior consent of the Company any financial or business information concerning the business, affairs, plans and programs of the Company its Directors, officers, shareholders, employees, or consultants (the "Confidential Information").  The Executive shall not be bound by the foregoing limitation in the event (i) the Confidential Information is otherwise disseminated and becomes public information or (ii) the Executive is required to disclose the Confidential Informational pursuant to a subpoena or other judicial order.  As a material inducement to the Company entering into this Agreement, the Executive shall, at the Company’s request, execute a confidentiality and non-disclosure agreement in a form mutually agreed upon by the Company and the Executive.

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7.     GRANTS OF RIGHTS AND INSURANCE

7.1   The Executive agrees that the results and proceeds of the Services under this Agreement, although not created in an employment relationship, shall, for the purpose of copyright only, be deemed a work made in the course of employment under United Kingdom, France, Netherlands, or Canadian law or a work-made-for-hire under the United States law and all other comparable international intellectual property laws and conventions.  All intellectual property rights and any other rights which the Executive may have in and to any work, materials, or other results and proceeds of the Services hereunder shall vest irrevocably and exclusively with the Company and are otherwise hereby assigned to the Company as and when created.  The Executive hereby waives any moral rights of authors or similar rights the Executive may have in or to the results and proceeds of the Consulting Services hereunder.

7.2   The Company shall have the right to apply for and take out, at the Company's expense, life, health, accident, or other insurance covering the Executive, in any amount the Company deems necessary to protect the Company's interest hereunder with prior notice given to the Executive.  The Executive shall not have any right, title, or interest in or to such insurance.

8.     REPRESENTATIONS AND WARRANTIES

8.1   The Executive represents, warrants and covenants to the Company as follows:

(a)

the Executive is not under any contractual or other restriction which is inconsistent with the execution of this Agreement, the performance of the Services hereunder or any other rights of the Company hereunder;

(b)

the Executive is not under any physical or mental disability that would hinder the performance of The Executive's duties under this Agreement; and

(c)

the Company will provide and disclose all legal and commercial information to the Executive that is necessary to perform the Executive’s duties.

9.     INDEMNIFICATION

9.1   The Executive shall indemnify and hold harmless the Company, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Executive of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Executive.

9.2   The Company shall indemnify and hold harmless the Executive, its partners, financiers, parent, affiliated and related companies, and all of their respective individual shareholders, directors, officers, employees, licensees and assigns from and against any claims, actions, losses and expenses (including legal expenses) occasioned by any breach by the Company of any representations and warranties contained in, or by any breach of any other provision of, this Agreement by the Company.

10.      NO OBLIGATION TO PROCEED.

10.1   Nothing herein contained shall in any way obligate the Company to use the Services hereunder or to exploit the results and proceeds of the Services hereunder; provided that, upon the condition that the Executive is not in material default of the terms and conditions hereof, nothing contained in this section 10.1 shall relieve the Company of its obligation to deliver to the Executive the Compensation.  All of the foregoing shall be subject to the other terms and conditions of this Agreement (including, without limitation, the Company’s right of termination, disability and default).

11.     RIGHT OF TERMINATION.

11.1   The Company and the Executive shall each have the right to terminate this Agreement at any time in its sole discretion by giving not less than 90 days written notice. All Compensation due to the Executive must be paid in full prior to any termination taking effect upon which all monies due to the Executive will be considered paid in full for the term the services were performed. Upon termination of this Agreement the Executive shall continue to work with the Company to fulfill the obligations of this Agreement during the notice period and this period will be paid for per terms of this Agreement.  All stock bonuses and stock and options vested at the time of termination shall remain under the ownership of the Executive and any options shall remain exercisable until expiry, consistent with Section 4.2.

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12.     DEFAULT/DISABILITY.

12.1   No act or omission of the Company hereunder shall constitute an event of default or breach of this Agreement unless the Executive shall first notify the Company in writing setting forth such alleged breach or default and the Company shall cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure).  Upon any material breach or default by the Executive of any of the terms and conditions hereof, or the terms and conditions of any other agreement between the Company and the Executive for the services of the Executive, the Executive may cure said alleged breach or default within 10 days after receipt of such notice (or commence said cure within said ten days if the matter cannot be cured in ten days, and shall diligently continue to complete said cure), or the Company shall immediately have the right to suspend or to terminate this Agreement and any other agreement between the Company and the Executive for the services of the Executive.

13.     COMPANY'S REMEDIES.

13.1     The services to be rendered by the Executive hereunder and the rights and privileges herein granted to the Company are of a special, unique, unusual, extraordinary and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law, it being understood and agreed that a breach by the Executive of any of the provisions of this Agreement shall cause the Company irreparable injury and damages.  The Executive expressly agrees that the Company shall be entitled to seek injunctive and/or other equitable relief to prevent a breach hereof the Executive.  Resort to such equitable relief, however, shall not be construed as a waiver of any other rights or remedies which the Company may have in the premises for damages or otherwise.

14.     RELATIONSHIP.

14.1  Nothing herein shall be construed as creating a partnership, joint venture, or master-servant relationship between the parties for any purpose whatsoever.  Except as may be expressly provided herein, neither party may be held responsible for the acts either of omission or commission of the other party, and neither party is authorized, or has the power, to obligate or bind the other party by contract, agreement, warranty, representation or otherwise in any manner.

15.   MISCELLANEOUS PROVISIONS

a)   Time.  Time is of the essence of this Agreement.

b)   Presumption.  This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

c)   Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

d)   Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

e)   Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

f)     Assignment.  The Company may assign this Agreement, in whole or in part, at any time to any party, as the Company shall determine in its sole discretion; provided that, no such assignment shall relieve the Company of its obligations hereunder unless consented to by the Consultant in writing.  The Consultant may assign this Agreement with the prior consent of the Company, such consent which shall not be unreasonably withheld.

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g)     Notices.  All notices required, or permitted to be given, under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses as either party may designate, upon at least ten days written notice, to the other party.

h)    Entire Agreement.  This Agreement contains the entire understanding and agreement among the parties.  There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto.  This Agreement may be amended only in writing signed by all parties.

i)     Waiver.  A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

j)     Counterparts.  This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.   Counterparts delivered by electronic means or which contain electronic signatures shall be permitted and form valid counterparts or validly executed counterparts, respectively.

k)     Successors.  The provisions of this Agreement shall be binding upon all parties, their successors and permitted assigns.

l)      Counsel.  The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

m)     Choice of Law.  The parties agree that this Agreement shall be governed by the laws of the State of Nevada.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

WSTV

Per:

/s/  Robert Kane

Robert Kane, Director and CFO

EXECUTIVE:

Per:

/s/ Chad S. Johnson,

Chad S. Johnson, President

CSJ Group LLC

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